SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

October 4, 2007

(Date of Report)

FRANCHISE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-72392	98-0353403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10288 S. Jordan Gateway Suite F

South Jordan, Utah 84095

 (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 495-0882

29970 Technology Drive, Suite 203 Murrieta, California 92563

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On October 19, 2007, Franchise Capital Corporation (the “Registrant”) filed a Current Report on Form 8-K to report that it had closed its acquisition of Aero Exhaust, Inc. (“Aero”) on October 4, 2007.  In response to part (b) of Item 9.01 of such Form 8-K, Franchise Capital Corporation stated that it would file by amendment the required pro forma financial information, as required pursuant to Article 11 of Regulation S-X.  This Form 8-K/A is being filed to provide the required pro forma financial information and adds the report of independent registered public accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of businesses acquired

The required financial statements of Aero Exhaust, Inc. are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

 (b) Pro Forma Financial Statements.

The pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Aero by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical financial statements and the related notes thereto of the Registrant and Aero.

(d) Exhibits

Exhibit Number	Description	Location

10.1	Board of Directors Contract with Bryan Hunsaker dated October 2, 2007	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
10.2	Board of Directors Contract with Robert McMichael dated October 2, 2007	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
10.3	Consulting Contract with Javelin Advisory Group, Inc. dated October 1, 2007	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
10.4	Promissory Note with American Pension Services, Inc., /FUB custodian for David K. Richards dated October 3, 2003	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
10.5	Addendum to the Loan Agreement with David Richards dated June 4, 2003	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
10.6	Share Exchange Agreement with TTR HP, Inc. dated October 3, 2007	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
99.1	Press Release dated October 4, 2007	Incorporated by reference from Franchise Capital Corporation’s Current Report on Form 8-K filed on October 19, 2007.
99.2

The Audited Financial Statements of Aero Exhaust, Inc. as of December 31, 2006 and 2005 and for the years then ended.

The Unaudited Financial Statements of Aero Exhaust, Inc. as of June 30, 2007 for the six months ended June 30, 2007.

Filed herewith.
99.3	Unaudited pro forma information	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 24, 2007

FRANCHISE CAPITAL CORPORATION By: /s/ Bryan Hunsaker Bryan Hunsaker Chief Executive Officer